September 18, 2020

EIP Growth and Income Fund (the “Fund”)
Supplement to the Prospectus dated February 28, 2020

The following disclosure is added to the How to Buy Fund Shares section of your prospectus:

Converting to Class I Shares

You may convert your Investor Class shares to Class I shares if your account is eligible to purchase Class I shares. If you hold Investor Class shares directly through the Fund’s transfer agent, please contact the transfer agent at 1‑844-766-8694 to inquire about converting to Class I shares.

If you hold Investor Class shares through a broker-dealer or other financial intermediary, please contact your financial intermediary to determine whether you may convert to Class I shares and whether any rules or restrictions apply.

If you hold Investor Class shares through an asset-based fee program, omnibus account, employee benefit plan, or other type of program sponsored by a financial intermediary that is eligible to purchase Class I shares (including because the Fund has waived or lowered the Class I investment minimum with respect to the program), your financial intermediary may, at its discretion, convert your Investor Class shares to Class I shares.

A conversion from Investor Class shares to Class I shares does not constitute a taxable event for federal income tax purposes, and will be effected on the basis of the relative net asset values of the two classes without the imposition of any redemption fees by the Fund.